SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 12, 2002


                        AMERICAN CONSOLIDATED MINING CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

               0-20642                                    87-0375093
      ------------------------                ---------------------------------
      (Commission file number)                (IRS employer identification no.)

 70 West Canyon Crest Rd., Suite D, Alpine, Utah                84004
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    (Address of principal executive offices)                  (Zip code)


                                 (801) 756-1414
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              (Registrant's telephone number, including area code)


                   This document contains a total of 3 pages.
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Item 5. Other Events

         On June 24, 2002, the Company released the following:

                        AMERICAN CONSOLIDATED MINING CO.
                          70 West Canyon Road, Suite D.
                               Alpine, Utah 84004

                                  June 24, 2002

         The Annual Meeting of Shareholders of American Consolidated Mining Co. ("ACMG") was held on June 12, 2002.

         The shareholders elected John M. DeNiro, Steven J. Haslam, Robert J. Holladay, William D. Moeller, Herschel J. Walker and George E. Mappin to the Company's Board of Directors. Also, the Agreement and Plan of Share Exchange among ACMG and Renaissance Man, Inc. ("RMI"), a Texas corporation, was approved by shareholders. The closing of the share exchange agreement is still subject to certain contingencies, but is expected to occur in July.

         Shareholders also approved a 100 to 1 reverse stock split so that the Company's total outstanding shares of common stock shall be reduced from 69,998,900 shares to less than approximately 700,000 shares immediately after the stock split. Shareholders also voted to change of the Company's name from "American Consolidated Mining Co." to "American Consolidated Management Group, Inc." The Company expects to implement the reverse stock split and name change on July 1, 2002 and has notified the NASD of the same. The CUSIP number for the Company's stock before the stock split is 025228 20 6 and the CUSIP number for the Company's stock after the stock split will be 025225 10 3. The Company advises investors to verify with their brokers the effectiveness of the reverse stock split before trading in the Company's common stock.

         After the closing of the share exchange agreement, American Consolidated Management Group, Inc. expects to manufacture, distribute and market the aloe-based health drink, Aloe-Lu-Ya, which the Company believes will compete favorably with other recognized beverages. Aloe-Lu-Ya is personally endorsed by Herschel Walker, former Heisman Trophy winner from the University of Georgia and former National Football League star. The Company also expects to manufacturer, market and distribute other unique foods and products in the future.

         For information regarding American Consolidated Management Group, Inc., please contact William Moeller at (801) 756-1414.

This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in future operating results due to a number of economic conditions, risks in product development, the effect of the Company's accounting policies and other risk factors detailed in the Company's SEC filings. These factors and others could cause operating results to vary significantly from those in prior periods and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included on certain forms the Company files with the Securities and Exchange Commission.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERICAN CONSOLIDATED MINING CO.



                                               By    /s/ William D. Moeller
                                                   -----------------------------
Date: June 24, 2002                                 William D. Moeller
                                                    Chief Executive Officer


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